Exhibit 99.2

THIS ANNOUCEMENT CONTAINS INSIDE INFORMATION

VAALCO ENERGY, INC. DECLARES QUARTERLY DIVIDEND AND

ANNOUNCES PARTICIPATION IN

UPCOMING ENERGY INVESTOR CONFERENCES

HOUSTON – August 9, 2023 – VAALCO Energy, Inc. (NYSE: EGY; LSE: EGY) (“VAALCO” or the “Company”) declared its quarterly cash dividend of $0.0625 per share of common stock for the second quarter of 2023 ($0.25 annualized), which is payable on September 22, 2023, to stockholders of record at the close of business on August 25, 2023. Future declarations of quarterly dividends and the establishment of future record and payment dates are subject to approval by the Board of Directors.

George Maxwell, VAALCO’s Chief Executive Officer, commented, “We are pleased to pay our third quarterly dividend at the increased rate of $0.0625 per share, or $0.25 per share annually, which is up 92% from our 2022 dividend rate. Delivering meaningful value to our stockholders through dividends and share buybacks are key components of our value creation strategy. We have premier assets in Gabon, Egypt and Canada generating strong operational results that allow us to reinvest in our business, while returning significant cash to our stockholders.”

Energy Conference Participation

VAALCO today also announced its participation in the EnerCom Denver Conference to be held in Denver, Colorado where Chief Executive Officer George Maxwell is scheduled to make a presentation on Monday, August 14th at 11:20 am Mountain Time (12:20 pm Central Time.)

Senior management will also host one-on-one meetings with investors. The presentation will be webcast live and archived on VAALCO’s website, www.vaalco.com, in the “Investor Relations” section under “News and Events.” An updated investor slide deck will be posted on the website under “Presentations” on the day of the event.

VAALCO management will also participate in the Seaport Research Partners Annual Summer Investor Conference on August 22nd and 23rd, 2023 with virtual meetings with investors. An investor deck for that Conference will also be posted the day of the event.

About VAALCO

VAALCO, founded in 1985 and incorporated under the laws of Delaware, is a Houston, Texas, USA based, independent energy company with production, development and exploration assets in Africa and Canada.

Following its business combination with TransGlobe Energy Corporation (“TransGlobe”) in October 2022, VAALCO owns a diverse portfolio of operated production, development and exploration assets across Gabon, Egypt, Equatorial Guinea and Canada.

For Further Information

VAALCO Energy, Inc. (General and Investor Enquiries)	+00 1 713 623 0801
Website:	www.vaalco.com

Al Petrie Advisors (US Investor Relations)	+00 1 713 543 3422
Al Petrie / Chris Delange

Buchanan (UK Financial PR)	+44 (0) 207 466 5000
Ben Romney / Barry Archer	VAALCO@buchanan.uk.com

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. All statements other than statements of historical fact may be forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “forecast,” “outlook,” “aim,” “target,” “will,” “could,” “should,” “may,” “likely,” “plan” and “probably” or similar words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements relating to (i) VAALCO’s ability to realize the anticipated benefits and synergies expected from the acquisition of TransGlobe; (ii) estimates of future drilling, production, sales and costs of acquiring crude oil, natural gas and natural gas liquids; (iii) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies; (iv) expectations regarding VAALCO’s ability to effectively integrate assets and properties it acquired as a result of the acquisition of TransGlobe into its operations; (v) the amount and timing of stock buybacks, if any, under VAALCO’s stock buyback program and VAALCO’s ability to enhance stockholder value through such plan; (vi) expectations regarding future exploration and the development, growth and potential of VAALCO’s operations, project pipeline and investments, and schedule and anticipated benefits to be derived therefrom; (vii) expectations regarding future acquisitions, investments or divestitures; (viii) expectations of future dividends, buybacks and other potential returns to stockholders; (ix) expectations of future balance sheet strength; (x) expectations of future equity and enterprise value; (xi) expectations of the continued listing of VAALCO’s common stock on the NYSE and LSE and (xii) VAALCO’s ability to finalize documents and effectively execute the POD for the Venus development in Block P.

Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: risks relating to any unforeseen liabilities of VAALCO or TransGlobe; the tax treatment of the business combination in the United States and Canada; declines in oil or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the right of host governments in countries where we operate to expropriate property and terminate contracts (including the Etame production sharing contract and the Block P production sharing contract) for reasons of public interest, subject to reasonable compensation, determinable by the respective government in its discretion; the final terms of the agreements pertaining to Block P in Equatorial Guinea, which remain under negotiation; the timing and costs of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; the ability to generate cash flows that, along with cash on hand, will be sufficient to support operations and cash requirements; the ability to attract capital or obtain debt financing arrangements; currency exchange rates and regulations; actions by joint venture co-owners; hedging decisions, including whether or not to enter into derivative financial instruments; international, federal and state initiatives relating to the regulation of hydraulic fracturing; failure of asses to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; the ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; the risk that the business combination with TransGlobe may not increase VAALCO’s relevance to investors in the international E&P industry, increase capital market access through scale and diversification or provide liquidity benefits for stockholders; and other risks described under the caption “Risk Factors” in VAALCO’s 2022 Annual Report on Form 10-K filed with the SEC on April 6, 2022.

Dividends beyond the third quarter of 2023 have not yet been approved or declared by the Board of Directors for VAALCO. The declaration and payment of future dividends and the terms of share buybacks remains at the discretion of the Board of Directors of VAALCO and will be determined based on VAALCO’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, crude oil and natural gas prices, and other factors deemed relevant by the Board of Directors of VAALCO. The Board of Directors of VAALCO reserves all powers related to the declaration and payment of dividends and the terms of share buybacks. Consequently, in determining the dividend to be declared and paid on VAALCO common stock or the terms of share buybacks, the Board of Directors of VAALCO may revise or terminate the payment level or buyback terms at any time without prior notice.

Inside Information

This announcement contains inside information as defined in Regulation (EU) No. 596/2014 on market abuse which is part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (“MAR”) and is made in accordance with the Company’s obligations under article 17 of MAR. The person responsible for arranging the release of this announcement on behalf of VAALCO is Matthew Powers, Corporate Secretary of VAALCO.